Portfolio of Investments (unaudited)

As of July 31, 2019

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—98.1%
COMMON STOCKS —98.1%
AUSTRALIA—79.6%
115,700	Aristocrat Leisure Ltd. (a)	Hotels, Restaurants & Leisure— 1.8%	$2,407,609
129,600	ASX Ltd. (a)	Capital Markets— 5.8%	7,839,613
2,001,600	AusNet Services (a)	Electric Utilities— 1.8%	2,425,049
317,800	Australia & New Zealand Banking Group Ltd. (a)	Banks— 4.5%	6,039,687
416,000	BHP Group PLC (a)	Metals & Mining— 7.3%	9,918,906
234,100	Brambles Ltd. (a)	Commercial Services & Supplies— 1.5%	2,094,005
222,700	Charter Hall Group (a)	Equity Real Estate Investment Trusts (REIT)— 1.3%	1,722,260
1,684,300	Cleanaway Waste Management Ltd. (a)	Commercial Services & Supplies— 2.1%	2,773,440
39,400	Cochlear Ltd. (a)	Health Care— 4.4%	5,919,837
202,400	Commonwealth Bank of Australia (a)	Banks— 8.4%	11,359,008
63,700	CSL Ltd. (a)	Biotechnology— 7.4%	9,939,897
479,800	Goodman Group, REIT (a)	Equity Real Estate Investment Trusts (REIT)— 3.6%	4,852,471
241,000	Incitec Pivot Ltd. (a)	Chemicals— 0.4%	572,191
31,000	Macquarie Group Ltd. (a)	Capital Markets— 2.0%	2,713,088
1,166,000	Medibank Pvt Ltd. (a)	Insurance— 2.1%	2,874,400
166,000	National Australia Bank Ltd. (a)	Banks— 2.4%	3,232,979
408,300	Oil Search Ltd. (a)	Oil, Gas & Consumable Fuels— 1.5%	1,977,137
363,100	Origin Energy Ltd. (a)	Oil, Gas & Consumable Fuels— 1.5%	1,964,790
31,900	Perpetual Ltd. (a)	Capital Markets— 0.6%	858,201
2,416,700	Telstra Corp. Ltd. (a)	Diversified Telecommunication Services— 4.9%	6,552,453
297,800	Treasury Wine Estates Ltd. (a)	Beverages— 2.6%	3,580,734
567,700	Vicinity Centres, REIT (a)	Equity Real Estate Investment Trusts (REIT)— 0.7%	1,011,196
282,000	Westpac Banking Corp. (a)	Banks— 4.1%	5,532,814
222,200	Woodside Petroleum Ltd. (a)	Oil, Gas & Consumable Fuels— 3.9%	5,239,693
163,900	Woolworths Group Ltd. (a)	Food & Staples Retailing— 3.0%	3,995,938
			107,397,396
FRANCE—0.6%
112,480	Unibail-Rodamco-Westfield (a)	Equity Real Estate Investment Trusts (REIT)— 0.6%	780,087

NEW ZEALAND—10.3%
870,108	Auckland International Airport Ltd. (a)(b)	Transportation Infrastructure— 3.9%	5,324,117
251,600	Fisher & Paykel Healthcare Corp. Ltd. (a)	Health Care— 2.0%	2,705,793

Aberdeen Australia Equity Fund, Inc.

528,900	Spark New Zealand Ltd. (a)(b)	Diversified Telecommunication Services— 1.0%	$1,374,867
103,400	Xero Ltd. (a)(b)	Software— 3.4%	4,551,879
			13,956,656
UNITED KINGDOM—4.9%
75,100	Rio Tinto PLC - London Listing (a)	Metals & Mining— 3.1%	4,241,006
1,131,100	South32 Ltd. - London Listing (a)	Metals & Mining— 1.8%	2,389,347
			6,630,353
UNITED STATES—2.7%
279,700	ResMed, Inc. (a)	Health Care— 2.7%	3,626,879
Total Long-Term Investments—98.1% (cost $118,677,953)			132,391,371

Shares	Description		Value (US$)
SHORT-TERM INVESTMENT—0.1%
UNITED STATES—0.1%
148,060	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.26%(c)		148,060
Total Short-Term Investment—0.1% (cost $148,060)			148,060
Total Investments—98.2% (cost $118,826,013)			132,539,431
Other Assets in Excess of Liabilities—1.8%			2,440,868
Net Assets—100.0%			$134,980,299

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note (a) of the accompanying Notes to Portfolio of Investments.

(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of July 31, 2019.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

Notes to Portfolio of Investments (unaudited)

July 31, 2019

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to 4:00 p.m. Eastern time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.